Exhibit 22

                        SUBSIDIARIES OF THE REGISTRANT

                        Americrown Service Corporation,
                         a South Carolina Corporation

                              ASC Holdings, Inc.
                             a Kansas Corporation

                             ASC Promotions, Inc.
                             a Florida Corporation

                      The California Speedway Corporation
                            A Delaware Corporation
                           d/b/a California Speedway

                            Chicago Holdings, Inc.
                             a Nevada Corporation

                   Darlington Raceway of South Carolina, LLC
                     a Delaware Limited Liability Company

                      Daytona International Speedway, LLC
                     a Delaware Limited Liability Company

                         Event Equipment Leasing, Inc.
                             a Florida Corporation

                           Event Support Corporation
                             a Florida Corporation

                          Great Western Sports, Inc.
                            an Arizona Corporation,
                           d/b/a Tucson Raceway Park

                                   HBP, INC.
                             a Nevada Corporation

                         Homestead-Miami Speedway, LLC
                                a Delaware LLC
                        d/b/a Homestead-Miami Speedway

                         International Speedway, Inc.
                             a Nevada corporation

                                 ISC.Com, LLC
                     a Delaware Limited Liability Company

                             ISC Properties, Inc.
                             a Florida Corporation

                            ISC Publications, Inc.
                             a Florida Corporation

                          Kansas Speedway Corporation
                             a Kansas Corporation

                       Kansas Speedway Development Corp.
                             a Kansas Corporation

                             Leisure Racing, Inc.
                            A Delaware Corporation

                          Miami Speedway Corp.,
                          a Nevada Corporation

                  Michigan International Speedway, Inc.,
                          a Michigan Corporation
                          d/b/a Michigan Speedway

                       Motor Racing Network, Inc.,
                          a Florida Corporation

                      Motorsports Acceptance Corporation
                             a Nevada corporation

                         The Motorsports Alliance, LLC,
                             a Delaware LLC

                        Motorsports International Corp.,
                          a Pennsylvania Corporation

                New York International Speedway Corporation,
                           a Delaware Corporation

                     North American Testing Company,
                          a Florida Corporation

                       North Carolina Speedway, Inc.,
                       a North Carolina Corporation
                       d/b/a North Carolina Speedway

                  Pennsylvania International Raceway, Inc.,
                          a Pennsylvania Corporation
                          d/b/a Nazareth Speedway

                          Phoenix Speedway Corp.,
                          a Delaware Corporation
                 d/b/a/ Phoenix International Raceway

                            Raceway Associates, LLC
                                a Delaware LLC

                     Richmond International Raceway, Inc.,
                           a Delaware Corporation

                      Rocky Mountain Speedway Corporation,
                           a Colorado Corporation

                       Southeastern Hay & Nursery, Inc.
                             a Florida Corporation

                         Talladega Superspeedway, LLC
                                a Delaware LLC

                       Watkins Glen International, Inc.,
                            a New York Corporation
                       d/b/a Watkins Glen International

                                   88 Corp.,
                            a Delaware Corporation